AFPR1ME GROWTH® Variable Annuity

issued by

American Fidelity Separate Account A

and

American Fidelity Assurance Company

May 1, 2026

SUMMARY PROSPECTUS FOR NEW INVESTORS

This Summary Prospectus summarizes key features of the AFPR1ME GROWTH® Variable Annuity.

Before you invest, you should also review the prospectus for the AFPR1ME GROWTH® Variable Annuity, which contains more information about the AFPR1ME GROWTH® Variable Annuity’s features, benefits, and risks. you can find this document and other information about the AFPR1ME GROWTH® Variable Annuity online at https://americanfidelity.com/support/annuities/p-3. You can also obtain this information at no cost by calling 1.800.662.1113 x8840 or by sending an email request to va.help@americanfidelity.com.

An investment in the policy is a complex investment and involves risks, including potential loss of principal. The policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. It is designed for individuals seeking long-term investments, generally for retirement or other long-term purposes. An investment in the policy is subject to the risks related to American Fidelity Assurance Company, including that any obligations (including under the fixed account investment option), guarantees, or benefits are subject to the financial strength and claims-paying ability of American Fidelity Assurance Company

You may cancel your AFPR1ME GROWTH® Variable Annuity within 30 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total policy value, whichever is greater. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

Additional information about certain investment products, including variable annuities has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

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GLOSSARY OF TERMS

Some of the terms used in this summary prospectus are technical. To help you understand these terms, we have defined them below.

Account value: The value of a participant’s account during the accumulation phase.

Accumulation phase: The period of time between when a participant elects to participate in the plan and ending when a participant begins receiving annuity payments. Until a participant begins receiving annuity payments, the participant’s annuity in the accumulation phase.

Accumulation unit: The unit of measurement used to keep track of the value of a participant’s interest in a sub-account during the accumulation phase or period.

Annuitant: The person on whose life annuity payments are based.

Annuity: A series of installment payments either for a fixed period or for the life of the annuitant, or for the joint lifetime of the annuitant and another person.

Annuity payments: Regular income payments received from the policy during the annuity phase.

Annuity phase: The period during which we make annuity payments.

Participant: A person for whom an interest is maintained under a group variable annuity policy, generally an employee.

Participant account: The account maintained for each participant reflecting the accumulation units credited.

Policy: The AFPR1ME GROWTH® Variable Annuity.

Portfolio Company: The Vanguard® Variable Insurance Fund (“VIF”) Total Stock Market Index Portfolio.

Purchase payment: Money invested in the contract by or on behalf of a participant and allocated to a participant’s account.

Separate Account: The separate account is called American Fidelity Separate Account A, which is a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

We, Us, Our: American Fidelity Assurance Company, the insurance company offering the contract or policy.

You, Your: A participant in the contract, generally an employee.

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OVERVIEW OF THE POLICY

In this summary, we discuss some of the important features of the group variable annuity contract. You should read the entire prospectus for more detailed information about your account and Separate Account A.

The AFPR1ME GROWTH® Variable Annuity is a contract between (1) an employer, who is the contract owner on behalf of its participants, or an individual using the contract to fund an Individual Retirement Annuity, and (2) American Fidelity Assurance Company, which is the insurance company. Money invested in the AFPR1ME GROWTH® Variable Annuity is invested in the Vanguard® VIF Total Stock Market Index Portfolio. The AFPR1ME GROWTH® Variable Annuity is designed for individuals seeking long-term investments, generally for retirement or other long-term purposes. You should not become a participant in the AFPR1ME GROWTH® Variable Annuity if you are looking for a short-term investment or if you cannot afford to lose some or all of your investment. Your policy includes a basic death benefit that will pay your designated beneficiaries the contract value at the time of your death.

Like all deferred annuities, the Annuity contract has two phases: the accumulation phase and the annuity phase. During the accumulation phase, you invest money in your Annuity, and your earnings accumulate on a tax-deferred basis. You can withdraw money from your participant account during the accumulation phase, but federal income tax and penalties may apply. A qualified plan already provides tax- deferral; therefore, there should be other reasons for purchasing the policy pursuant to a qualified plan aside from the tax-deferral feature.

The annuity phase begins when you start receiving regular payments under the Annuity income options from your participant account. If you annuitize, you will receive a stream of income payments, however, you will be unable to make withdrawals and death benefits will terminate. Among other factors, the amount of the payments you may receive during the annuity phase will depend on the amount of money you invest in your participant account during the accumulation phase and on the investment performance of the Vanguard® VIF Total Stock Market Index Portfolio.

The money you invest in your AFPR1ME GROWTH® Variable Annuity is used to purchase, at net asset value, shares of Vanguard® VIF Total Stock Market Index Portfolio. Additional information about the Vanguard® VIF Total Stock Market Index Portfolio is available in the Appendix (see “Appendix: Investment Option Available Under the Contract”). Generally, the premium deposits you make are excludable from your gross income, and earnings are not taxed until you make a withdrawal. If you withdraw any money before you are 59 1⁄2, you may be charged a federal tax penalty on the taxable amounts withdrawn. In most cases, the penalty is 10% on the taxable amounts. All payments during the Annuity period are taxable.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

FEES, EXPENSES, AND ADJUSTMENTS		Cross-Reference(s) to Location in Prospectus
Are There Charges or Adjustments for Early Withdrawal?	No. You may withdraw money at any time during the accumulation phase. No fees are charged for withdrawals.	Surrenders and Withdrawals

Are There Transaction Charges?

Yes. You may be charged a fee for other transactions such as purchase payments. There is a one-time Certificate Fee of $15.00 that will be deducted from your first purchase payment. There is a per payment administrative charge of $0.50. The following describes the Participant Transaction Expenses (as a percentage of purchase payments):

•

Sales Charge – 3.00%*

•

Administrative Expense – 0.25%

•

Minimum Death Benefit Expense – 0.75%**

•

Deferred Sales Load – None

•

Surrender Fees – None

*Waived for purchase payments of $2,000 or more.

**Not applicable after age 65.

Fee Table, Charges

Are There Ongoing Fees and Expenses?	Yes. The table below describes the fees and expenses that you may pay each year. Please refer to your policy schedule for information about the specific fees you will pay.			Fee Table; Charges
	Annual Fee	Minimum	Maximum
	Base Contract (as a percentage of account value - only one contract class available)	0.96025%	0.96025%
	Portfolio Company fees and expenses as a percentage of net asset value - only one investment option available	0.13%	0.13%

	To help you understand the cost of owning your policy, the following table shows the lowest and highest cost you could pay each year, based on current charges. The estimate assumes that you do not take withdrawals from the policy.

	Lowest Annual Cost: $1,350	Highest Annual Cost: $1,350
	Assumes: • Investment of $100,000 • 5% annual appreciation • Minimum Portfolio Company fees and expenses • No sales charges • No additional purchase payments, transfers or withdrawals	Assumes: • Investment of $100,000 • 5% annual appreciation • Maximum Portfolio Company fees and expenses • No sales charges • No additional purchase payments, transfers or withdrawals

RISKS			Cross-Reference(s) to Location in Prospectus
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in the policy.		Principal Risks of Investing in the Policy

Is this a Short-Term Investment?	No. A policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. It is designed for individuals seeking long-term investments, generally for retirement or other long-term purposes. Amounts withdrawn from the policy may result in surrender charges, taxes, and tax penalties		Principal Risks of Investing in the Policy

What Are the Risks Associated with the Investment Options?	An investment in the policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment option(s) available under the policy (e.g., Portfolio Companies), if more than one investment option is made available in the future. Each investment option(s) (including any fixed account investment option) will have its own unique risks, and you should review the investment option(s) before making an investment decision.	Principal Risks of Investing in the Policy

What Are the Risks Related to the Insurance Company?	An investment in the policy is subject to the risks related to American Fidelity Assurance Company, including that any obligations (including under any fixed account investment options), guarantees, or benefits are subject to the claims-paying ability of American Fidelity Assurance Company. More information about American Fidelity Assurance Company, including financial strength ratings, is available by sending an email request to va.help@americanfidelity.com.	Principal Risks of Investing in the Policy

RESTRICTIONS		Cross-Reference(s) to Location in Prospectus
Are There Restrictions on Investment Options?	Yes. Money invested in the policy is invested exclusively in the Vanguard® VIF Total Stock Market Index Portfolio, which is currently the only investment option. We cannot guarantee that Vanguard® VIF Total Stock Market Index Portfolio will always be available for our variable annuity products. If it should not be available, we will try to replace it with a comparable fund. We reserve the right to substitute Portfolio Companies as investment options.	General Description of the Registrant, Depositor and Portfolio Company; – Substitution

Are There any Restrictions on Contract Benefits?	Yes. We reserve the right to modify, limit, or terminate certain benefits available under the policy.	Benefits Available Under the Policy

TAXES		Cross-Reference(s) to Location in Prospectus
What Are the Contract’s Tax Implications?	You should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the policy. There is no additional tax benefit to you if the policy is purchased through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax and may be subject to tax penalties.	Taxes

CONFLICTS OF INTEREST		Cross-Reference(s) to Location in Prospectus
How Are Investment Professionals Compensated?	The policy is sold exclusively through investment professionals who are representatives of American Fidelity Assurance Company’s affiliated broker dealer and who are compensated for selling the policy to investors with a base salary and a commission. These investment professionals may have a financial incentive to offer the policy over another investment.	– Underwriter

Should I Exchange My Contract?	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your policy if you determine, after comparing other features, fees, and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own the existing policy.	– Underwriter

BENEFITS AVAILABLE UNDER THE POLICY

The following table summarizes information about the benefits available under the contract.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Death Benefit	Pays beneficiary in the event of participant’s death before receipt of annuity payments.	Standard	0.75%*(of each purchase payment).	Withdrawals may significantly reduce the benefit.
*	Not applicable after age 65.

Buying the Policy

In order to keep track of the value of your account during the accumulation phase, we use a measurement called an accumulation unit. Each time you invest money with us, you are making a purchase payment. Every purchase payment you make increases the number of accumulation units in your participant account you may make purchase payments at any time during the accumulation phase. Your first purchase payment must be at least $20, and after that, each purchase payment must be at least $10. You may increase, decrease or change the frequency of your purchase payments at any time. We reserve the right to reject any application or purchase payment.

Once we receive your initial purchase payment and application, we will issue you a certificate evidencing your participation in the Annuity contract. A one-time $15 certificate fee will be deducted from your first purchase payment. We will invest your net first purchase payment (after deducting participant Transaction Expenses of 4% (or 1% if purchase payment is $2,000 or more) to cover sales, administrative and minimum death benefit charges, and $0.50 per purchase payment, plus, with respect to the first purchase payment, a one-time $15 certificate fee) within two business days of receiving it. If you do not give us all of the information we need, we will contact you to get it. If for some reason we are unable to complete the initial application process within five business days, we will either send your money back to you or get your permission to keep it until we get all of the necessary information. After your initial purchase payment, we will credit all subsequent net purchase payments (after deducting the applicable Participant Transaction Expenses described above) to your participant account using the accumulation unit value next determined after receipt. If we receive a purchase payment by 3:00 p.m., Central Time, we will apply same-day pricing to determine the number of accumulation units to credit to your account.

SURRENDERS AND WITHDRAWALS

You may redeem all or part of the accumulation units in your participant account at any time before we begin making annuity payments to you. The redemption value of your account is equal to the value of the accumulation units in your account next computed after we receive the request for redemption. There is no assurance that the redemption value of your participant account will equal or exceed the aggregate amount of purchase payments. We do not charge any administrative fees for withdrawals.

If you redeem part of the accumulation units in your account, the number of accumulation units in your participant account will decrease. The reduction in the number of accumulation units will equal the amount withdrawn divided by the applicable accumulation unit value next computed after we receive the redemption request. If a partial redemption reduces the value of your participant account to less than $1,000, we reserve the right to pay you the cash value of all of the accumulation units in your account and cancel your account, if permissible under the Internal Revenue Code of 1986, as amended.

A participant’s request for redemption should be submitted to us in writing on a form we accept, with the signature of the person in whose name the participant account is registered. In certain instances, we may require additional documents, such as trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. All proper redemption requests received before 3:00 p.m., Central Time, will receive same-day pricing.

Payments for units redeemed will be mailed or delivered by ACH direct deposit within three to five business days after we receive a request that is in good order. However, we may delay the mailing of a redemption check for recently purchased accumulation units until such time as the payment check has cleared. Redemption rights may be suspended or payment postponed at times when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted;

•

an emergency exists as a result of which disposal by Vanguard® VIF Total Stock Market Index Portfolio of securities owned by it is not reasonably practicable or it is not reasonably practicable for Vanguard® VIF Total Stock Market Index Portfolio to determine the value of its net assets; or

•	for such other periods as the SEC may by order permit for the protection of participants.

Although the contract does not have a “free look” provision, you may withdraw money at any time during the accumulation phase. No fees are charged for withdrawals. If the contract is returned to us or our representative within 30 calendar days after it is delivered, we will refund the greater of the purchase payments paid or the account value. Restrictions exist under federal income tax law concerning when you can make withdrawals from a qualified plan. In addition, certain adverse tax consequences may result from withdrawals.

ADDITIONAL INFORMATION ABOUT FEES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the policy. Please refer to your policy specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time you buy the policy, surrender or make withdrawals from the policy, or transfer policy value between investment options. State premium taxes may also be deducted.

Transaction Expenses (as a percentage of purchase payments unless otherwise noted)
Sales Charge	3.00	%*
Administrative Expense	0.25%
Minimum Death Benefit Expense	0.75	%**
Per Payment Administrative Charge	$0.50
One-time Contract Certificate Fee	$15.00

*	Waived for purchase payments of $2,000 or more.
**	Not applicable after age 65.

The next table describes the fees and expenses that you will pay each year during the time that you own the policy (not including Portfolio Company fees and expenses).

Annual Contract Expenses
	Current Fee	Maximum Fee
Base Contract Expenses (as a percentage of average account value)	0.96025%	0.96025%

The next table shows the minimum and maximum total operating expenses charged by Vanguard® VIF Total Stock Market Index Portfolio that you pay periodically during the time that you own the policy. Expenses shown may change over time and may be higher or lower in the future. Additional information about the Vanguard® VIF Total Stock Market Index Portfolio’s annual expenses may be found at the back of this document (see “APPENDIX: INVESTMENT OPTION AVAILABLE UNDER THE CONTRACT”).

Annual Portfolio Company Expenses
	Minimum	Maximum
Expenses that are deducted from portfolio assets, including management fees, distribution (12b-1 fees, and other expenses)	0.13%	0.13%

Example

This example is intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual policy expenses, and Annual Portfolio Company Expenses.

The example assumes that (i) you invest $100,000 in the policy for the time periods indicated, (ii)your investment has a 5% return each year, and (iii) the maximum fees and expenses of the Portfolio Company apply. Although your actual costs may be higher or lower, based on these assumptions, the example shows the costs you would pay. Because no surrender fees or deferred sales load charges apply, the expenses below show the amount you would pay regardless of whether you surrender your policy at the end of each time period or do not surrender your policy or if you annuitize.

1 year	3 years	5 years	10 years
$5,082	$7,340	$9,776	$16,738

APPENDIX: INVESTMENT OPTION AVAILABLE UNDER THE CONTRACT

Variable Option

The following Portfolio Company is available under the contract. More information about the Portfolio Company is available in the prospectus for the Portfolio Company, which may be amended from time to time and can be found online at https://americanfidelity.com/support/annuities/p-3. You can also request this information at no cost by calling 1.800.662.1113 x8840 or by sending an email request to va.help@americanfidelity.com.

The current expenses and performance information below reflects fee and expenses of the Portfolio Company, but do not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these other charges were included. The Portfolio Company’s past performance is not necessarily an indication of future performance.

Type/Investment Objective	Portfolio Company and Adviser/Sub adviser	Current Expenses	Average Annual Total Returns (as of 12/31/2025)
			1 year	5 year	10 year
Stock/ Index Fund.	Vanguard® Variable Insurance Fund Total Stock Market Index Portfolio Adviser: The Vanguard Group, Inc. Sub adviser: None	0.13%	16.93%	12.98%	14.10%

This Summary Prospectus incorporates by reference AFPR1ME GROWTH® Variable Annuity’s prospectus and Statement of Additional Information (SAI), both dated May 1, 2026, as amended or supplemented. The SAI may be obtained, free of charge, in the same manner as the prospectus.

ANN-167	EDGAR Contract No.: C000027244